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                                                                    EXHIBIT 99.1

            Supplementary Agreement to the OEM Manufacturing Contract

                                     Between
   Shandong Xiaoya Group Company Limited (hereinafter referred to as "Xiaoya")
                                       And
      TurboChef Technologies Inc. (hereinafter referred to as "TurboChef")


After friendly negotiations, both Xiaoya and TurboChef enter into the following supplementary agreement which will be regarded as the legal supplement and amendment for the OEM manufacturing contract that was signed by both parties on May 19/th/, 2000.


1) From Apr. 2002 to Aug. 2003, Turbochef agrees to purchase 5,000 additional units of TurboChef C3 commercial countertop ovens (hereinafter referred to as "C3 oven" or "C3 ovens") from Xiaoya as per the attached Schedule B. Both parties may agree to amend the production schedule under mutually acceptable terms and conditions. The FOB QINGDAO, CHINA unit price for the first 2,000
   C3 ovens (single phase US or single phase UK) is agreed by both parties to be ++ USDollars/unit, and the FOB QINGDAO, CHINA unit price for next 3,000 C3 ovens (single phase US or single phase UK) is agreed to be ++USDollars/unit.
   The unit price of a three phase oven shall be ++ USDollars/unit greater than the single phase unit price, as agreed to above.
2) As per agreement, Xiaoya is responsible for purchasing parts and components for C3 oven. However, TurboChef is responsible for purchasing and shipping parts to China that are only available in USA, which is called USA sourced parts and components. The price for USA sourced parts and components is CIF
   JINAN, CHINA price. The list and price for USA sourced parts and components are listed on the BOM (Schedule A). Each time TurboChef brings USA sourced parts and components from USA a meeting should be held between Xiaoya and TurboChef to review the list and make any changes to the items listed, prices and shipping costs. Invoices will be provided by both parties if required. As both TurboChef and Xiaoya desire to purchase all components from China/Asia sources, the goal is that Xiaoya will eventually source all USA sourced parts and components. Any USA parts and components sourced by Xiaoya and approved by TurboChef that cost less than USA BOM prices, Xiaoya has the right to keep the savings. Prior to purchasing any parts on TurboChef's behalf, Xiaoya will first utilize all the parts already purchased by TurboChef.
3) TurboChef will TT full price less cost of USA sourced parts and components to Xiaoya before shipment in lots, then Xiaoya will effect the shipments.
4) TurboChef will supply 3 phase purchasing parts to Xiaoya during the course of this agreement.

SHANDONG XIAOYA GROUP CO. LTD.          TURBOCHEF TECHNOLOGIES INC.
CHAIRMAN: SHI SHOUGONG                  CHAIRMAN: JEFFREY BOGATIN


/s/ Shi Shougong                        /s/ Jeffrey B. Bogatin
-------------------------------         -------------------------------
(SIGNATURE AND STAMP, DATE)             (SIGNATURE AND STAMP, DATE)

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REV March 11th                                                    SCHEDULE A                               C3 Ext Unit
       Part No                       BML                                                                   5000 UNITS
       NUMBER         REV            QTY      DESCRIPTION                                                    INCLUDE
                                                                                                          CHINA SOURCED
                                                                                                              ITEMS

   PURCHASE PARTS          # item

        19761          B     1      4.00   Leg  4"                                                             ++
        C0076          B     1      1.00   MOTOR, FLANGE MOUNT, 1 HP                                           ++
        C0185                1      1.00   CATALYTIC CONVERTER                                                 ++
        C0238                1      1.00   VACUUM FLUORESCENT DISPLAY                                          ++
        C0254          D     1      1.00   COVER, DOOR PLASTIC                                                 ++
        C0262                1      1.00   MAGNETRON BLOWER                                                    ++
        C0265                1      1.00   SMT CONTROL                                                         ++
        C0280                1      1.00   HEATSINK   & SSR  Assy                                              ++
        C0282                1      1.00   SPROCKET, MODIFIED, STIRRER SHAFT                                   ++
        C0283                1      1.00   SPROCKET, MODIFIED, MOTOR                                           ++
        C0284                1      1.00   BELT, TIMING, 0.80 PITCH                                            ++
        C0286                1      1.00   EMI FILTER                                                          ++
        C0322                1      1.00   CIRCUIT BREAKER, 35A DP W/ TRIP                                     ++
        C0325          B     1      1.52   SEAL, ENVIRONMENTAL                                                 ++
        C0332          A     0      0.00   WATLOW 240V   HEATER                                                ++
        C0333                       1.00   WATLOW 208V HEATER                                                  ++
        C0337                1      9.00   SPEED CLIP                                                          ++
        C0338                1      9.00   BALL STUD                                                           ++
        C0353                1      1.00   STRAIN RELIEF  BACK PANEL                                           ++
        C0399                1      0.51   20" CABLE, 3X #3 SHIELDED, UL2501                                   ++
        C0401                1      1.54   WIRE UL 3239, 16 AWG WHITE (HIGH VOLTAGE                            ++
        C0504                1      2.00   WASHER, NYLON                                                       ++
        C0505                1      1.00   Lock washer for Stir Blade M4                                       ++
        C0541                1      2.00   cam follower                                                        ++
        C0542                1      2.00   SPRING                                                              ++
       C0554-1               0      1.00   Power Plug                                                          ++
       C0554-2               0      2.30   32A240V 2P 3WIREPOWER CORD  METERE                                  ++
        C0708                1      2.00   HELPER SPRING                                                       ++
        C0792                1      1.00   ETL Label                                                           ++
        C0911                0      0.00   Aspen Motor & Controller                                            ++
        C0921                1      1.00   Overlay for Key Pad Marnot                                          ++
        C0980                0      3.00   EMI FILTER 3-PHASE CORCOM                                           ++
        C0981                0      1.00   EGO-HI LIMIT SWITCH                                                 ++
        C0982                0      2.00   Heater CIRCUIT Breaker  3 phase                                     ++
        C0984                0      1.00   MAG CIRCUIT BREAKER RELAY                                           ++
       C0984-1                      1.00   MAG CIRCUIT BREAKER RELAY ADD-ON                                    ++
        C0985                0      1.00   CRYDOM RELAY -3 PHASE                                               ++
       C100206               1      1.00   CAPACITOR, DUAL, 1.05uF, 1.15, 2500VAC                              ++
       C100441               1      1.00   CONTROLLER, MOTOR SP200                                             ++
       C100730               1      1.00   KEY, WOODRUFF, SS, #605                                             ++
       C100860               1      1.00   MAGNETRON                                                           ++
       C101733               1      1.00   SPRING, COMPRESSION                                                 ++
       C102065               1      2.00   THERMOCOUPLE, TYPE K, 1/16"                                         ++



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
             C102091                   1         1.00       TRANSFORMER, FILAMENT, H.V                                  ++
             C102093                   1         1.00       TRANSFORMER, H.V 820MW4                                     ++
             C102650                   1         2.00       WAVESPRING WASHER, 9"                                       ++
             C102708                   1         1.00       BLOWER WHEEL (HEAT SLINGER)                                 ++
            C7001199                   1         0.16       WIRE, THERMOCOUPLE                                          ++
            C7001321                   1         1.00       SEAL RING WAVE GUIDE                                        ++
            C7001333                   1         1.00       SEAL PLUG, TEFLON                                           ++

           C7001339-1                  1         1.00       ASSY, WAVEGUIDE CLAMP                                       ++
             M7264-1                   1         2.30       USA POWER CORD, 40 AMP, 250V,2 POLE 3 WIRE                  ++
             M7264-2                   1         1.00       USA PLUG, NEMA 6-5OP                                        ++
              M9608               A    1         1.00       POWER SUPPLY, 24 VDC                                        ++
                                                                                                                        ++

             C102070                   1         1.00       THERMOSTAT, KLIXON                                          ++
             C102085                   1         1.00       THERMOSTAT, 120 F, CLOSE ON RISE                            ++
              C0278                    1         3.00       RELAY                                                       ++
              C0309                    1         4.00       SOCKET,                                                     ++
              C0330               A    1         3.00       SWITCH, DOOR Omron                                          ++
              C0900                    1       120.00       WELD NUTS,M4                                                ++
              C0901                    1        10.00       WELD NUTS, M5                                               ++
             C100891                   1         1.00       MOTOR, STIRRER, 6 RPM                                       ++
              R7603                    1         1.00       THERMOSTAT, HIGH LIMIT                                      ++
              C0910                    1         1.00       Axial Fan                                                   ++
              C0020                    1         1.00       LABEL, CAUTION MICROWAVES                                   ++
              C0167                    1         1.00       CAP, BLOWER                                                 ++
              C0256               B    1         1.00       INSULATION KIT                                              ++
              C0264                    1         1.00       KEYPAD, DECAL                                               ++
              C0267                    1         1.00       HANDLE, COOK CHAMBER DOOR                                   ++
              C0279                    1         4.00       SPACER for pc board                                         ++
              C0289                    1         1.00       SHAFT, STIRRER                                              ++
              C0290                    1         1.00       HUB, STIRRER                                                ++
              C0293                    1         1.00       Din Rail 5.9"                                               ++
              C0294                    1         1.00       Din Rail 5.10"                                              ++
              C0298               A    1         4.00       SPACER, BLOWER MOUNT                                        ++
              C0312               A    1         1.00       INSULATION, BTU BLOCK, 4X6X.44 THICK(DOOR)                  ++
              C0321                    1         1.00       FAN GUARD                                                   ++
              C0339                    1         2.00       FITTING, THERMOCOUPLE                                       ++
              C0342                    1         1.00       HEATER, GASKET                                              ++

              C0350                    1         2.00       SPACER, PHENOLIC (JUST FOR BLODGETT HANDLE)                 ++
              C0351               A    1         4.00       STANDOFF, #6X.437                                           ++
              C0422               A    1         1.00       Label DATA RATING PLATE & SERIA                             ++
              C0424               A    1         1.00       LABEL, FUSE WARNING                                         ++
              C0502                    1         2.00       DOWEL PIN                                                   ++
              C0506                    1         2.00       BEARING                                                     ++
              C0511                    1         2.00       BEARING                                                     ++
              C0575                    1         1.00       DOOR INSULATION                                             ++
              C0581                    1         1.00       NAMEPLATE, "TURBOCHEF"                                      ++
              C0606                    1         1.00       LABEL, EQUIPotentia symbol                                  ++

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

               C0653              L    1        1.00       E-PROM CHIP                                                 ++
               C0701                   1        2.00       12 AMP FUSE ,ATM-12                                         ++
               C0702                   1        1.00       25 AMP FUSE, ATM-25 OR 25Agf                                ++
               C0703                   1        3.00       FUSE HOLDER,FERRAZ SHAWMUT US3J                             ++
               C0704                   1        4.00       TERMINAL BLOCK, PHOENIX  UK 6N                              ++
               C0705                   1        2.00       END COVER, PHOENIX   D-UK4/10                               ++
               C0706                   1        1.00       FIXED BRIDGE SCREW FB 10-8                                  ++

               C0714                   1        0.50       50ML LIQUID LOCK-TITE 272 (HIGH TEMPERATURE)                ++
               C0715                   1        18.75      insulation tape 425                                         ++
               C0716                   1        1.00       LABEL, HIGH VOLTAGE LABEL (33570)                           ++
               C0717                   1        1.00       LABEL,  CAUTION HOT  (11699)                                ++
               C0718                   1        1.00       Shrink Tubing 2mm                                           ++
               C0721                   1        1.00       Shrink Tubing 10 mm                                         ++
               C0723                   1        1.00       Shrink Tubing 18mm                                          ++
               C0724                   1        2.00       High Voltage Insulation for Heater Connections 6mm          ++
               C0793                   1        1.00       MONTH & YEAR LABLE FOR DATA PLATE                           ++
               C0794                   1        1.00       SERIAL NUMBERS FOR DATA PLATE                               ++
               C0795                   1        1.00       Serial Number to put on Label on  Front of Oven             ++
               C0797                   1        1.00       Serial number Label on Front Flange                         ++
               C0798                   1        1.00       TerminaL BLOCK, Label 1                                     ++
               C0799                   1        1.00       Termainal Block Label 2                                     ++
               C0800                   1        1.00       Waring Label Baby Food                                      ++
               C0801                   1        1.00       Warning Label container Food                                ++
               C0802                   1        1.00       Relay Label1                                                ++
               C0803                   1        1.00       Relay Label2                                                ++
               C0804                   1        1.00       Relay Label 3                                               ++
               C0805                   1        1.00       Relay Label 4                                               ++
               C0806                   1        1.00       Relay Label 5                                               ++
               C0807                   1        1.00       Fuse Label 1                                                ++
               C0808                   1        1.00       Fuse Label2                                                 ++
               C0809                   1        1.00       Fuse Label 3                                                ++
             C100173-1                 1        25.00      CABLE TIE CLAMP                                             ++
             C100173-2                 1        90.00      NYLON CABLE TIES                                            ++
             C1001961A                 1        1.00       STRAIN RELIEF MOTOR                                         ++
              C100480                  1        1.00       DIODE                                                       ++
              C100690                  1        1.00       INSULATOR, KLIXON                                           ++
              C100791                  1        0.50       LIQUID `Locktitie 240                                       ++
              C102744                  1        2.00       LABEL, WARNING (DO NOT REMOVE)                              ++
             C2647522                  1        1.00       LABEL,  CC Fuse                                             ++
             C2647523                  1        1.00       LABEL, HIGH VOLTAGE                                         ++
             C2647524                  1        1.00       Label, Exposure to Microwave Warning                        ++
             C2647525                  1        4.00       LABEL, SERVICE CAUTION                                      ++
             C2656129                  1        1.00       LABEL, UL LISTING                                           ++
              C32341                   1        1.00       CE Label                                                    ++
               C4168                   1        1.00       Ground Lug                                                  ++
             C7000284                  1        1.00       SHIM, SHAFT SEAL                                            ++
             C7000493                  1        1.00       LABEL, PATENT                                               ++
             C7001154                  1        1.00       LABEL, DANGER, EXPOSED FAN                                  ++
             C7001177                  1        1.00       BLOCK, BEARING, BLOWER SEAL                                 ++

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
              C7001213                      1        1.00     PLUG, WAVEGUIDE, QUARTZ                                   ++
              C7001406                      1        1.00     LABEL, FCC/FDA NOTICE                                     ++
                R1580                       1        4.00     terminal block & STOPS FOR CB,                            ++
                R2331                       1        3.25     silicone gasket  (meters)                                 ++
              R7603-1                       1        1.00     FITTING, THERMOSTAT                                       ++
                M3951                       1        25.00    Double backed Tape for Cable Ties                         ++
                C0950                       1        1.00     Wire Labels                                               ++
                C0263                       1        1.00     PLATTER, CERAMIC                                          ++
                C0609                       1        1.00     Ref Dwg for Label Distribution                            ++
                C0611                       1        1.00     Ref Dwg for Power Cord Installation                       ++
                C0711                                1.00     HEAT SINK FOR SSRS                                        ++
                                                     0.50     20 ML NON-SILICONE HEAT TRANSFER COMPOUND Electrolube
                C0712                                         HTC 20S HK WENTWORTH LIMITED                              ++
                C0713                                2.00     RESISTORS ON SSR (VOLTAGE SUPRESSOR)                      ++
                C0796                       1        1.00     SchEMATIC DIAGRAM on inside RHS cover                     ++
                C0920                                1.00     ZDI Process                                               ++
              C7000302                      1        1.00     CERAMIC, WAVEGUIDE CAP                                    ++
                C0951                       1                 Motor Vibration Test Procedure
                C0952                                         Cusome Audit Procedure
                C0953                                         Unit Test Procedure
                                                              Stainless
                                                     1.00     FREIGHT FROM USA inculded $10 to CC & $5 to Seal ring
                                                              wave guide                                                ++
                                                              TOTAL USD$ Xiaoya Supplied Parts                          ++
                                         140         503.83   TOTAL USD$                                                ++

                                                              Total RMB                                                 ++
                                                              Frt & Customs Clearance

            DELETED PARTS
                M9609                       1        1.00     AXIAL FAN                                                 ++

                C0184                       1        1.00     HEATER ELEMENT, 240V                                      ++
                C0232                     DELETE     1.00     HEATER GASKET

                C0291                 A   DELETE     2.00     HINGE, DOOR
                C0324                 A    del       1.00     RUBBER GASKET
                C0328                 A   DELETE     1.00     TERMINAL BLOCK, ASSEMBLY, 3 POSITION
                C0329                     DELETE              TERMINAL BLOCK, ASSEMBLY, 6 POSITION
                C0359                 A   Delete     1.00     Wire Harnesses for C3
                C0420                 A              1.00     SCHEMATIC DIAGRAM
                C0360                     DELETE     1.00     INSULATION, DOOR
                C0375                                1.00     24 VOLT COIL @ 240 V
                C0700                     Delete     1.00     DELTA VFD-S MOTOR CONTROLLER
                C0391                 D    del       1.00     TERMINAL BLOCK, 2 POSITION
                C0413                 C   DELETE              NEW DOOR SWITCH
                C0423                 A   Delete     1.00     L
                C0597                      del       1.00     RESISTOR, 1K
                C0599                      del       2.00     FITTING, #6

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
      C2646524                   DELETE                           LABEL, UL LISTING
      C6050060                   DELETE                           PLATE, MOTOR INTERFACE
      C7001253                   Delete               1.00        LABEL, CAUTION "HOT SURFACES"
      C7000339                   DELETE                           LABEL, PREVENTIVE MAINTENANCE
      C700-1322                  DELETE                           WIRE STOP, WAVEGUIDE SEAL(PART OF 700-1339)
         CBD                     DELETE                           SERIAL PLATE
        CO296                    DELETE               1.00        HEATER ELEMENT, 208V
        CO383                    DELETE                           HINGE, DOOR
        CO453         A          DELETE               3.00        DOOR SWITCH
        CO463                    DELETE                           DOOR HINGE ASS, .25" BEARING
        M0158                     del                 3.00        FUSE HOLDERS
        M3951                    DELETE               1.00        TAPE, FOAM, CLOSED CELL
        M7264                    DELETE               1.00        CORD SET 40 AMP 250V 2P 3 WIRE
        M9422                    DELETE                           SWITCH, PRESSURE

       No Cost
        TO451         A                               1.00        INSULATION LAYOUT
        T0598                     NEW                 1.00        ASSY, RESISTOR
        T0609                     NEW                 1.00        DISTRIBUTION DWG. OF LABEL
        T0611                     NEW                 1.00        INSTALLATION REF. OF  CORD

                                                     169.00       Original Contract  May 00               ++
                                                                  Total

                                                                  Status as of Jan 2001
                                                     146.00       Same Parts                              ++
                                                      34.00       New Parts                               ++
                                                     -23.00       Deleted Parts                           ++
                                                     157.00       Total                                   ++
                                                                  Variance from May 00 contract           ++

                                                                  Major
                                                                  Variances
                                                                  Axial Fan
                                                                  Circuit reaker
                                                                  Wire Harness
                                                                  contollers
                                                                  Quartz
                                                                  transformers
                                                                  new parts less
                                                                  deleted 1 hp
                                                                  motor seal
                                                                  ring wave
                                                                  guide Blower
                                                                  cap EMI Filter
                                                                  Total

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                                   Schedule B
                                   ----------

                                Delivery Schedule
                                -----------------

                                                 Units

                              April 2002          200
                              May 2002            200
                              June 2002           225
                              July  2002          225
                              August 2002         250
                              September 2002      250
                              October 2002        275
                              November 2002       300
                              December 2002       300
                              January 2003        300
                              February 2003       325
                              March 2003          350
                              April 2003          375
                              May 2003            400
                              June 2003           400
                              July 2003           400
                              August 2003         225